UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  December 10, 2004


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


         New York                       0-10832                 13-2956272
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


         250 Clearbrook Road
          Elmsford, New York                                  10523
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (914) 592-6100


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Other Events.

Acting at our 2004 Annual Meeting of Shareholders held on December 10, 2004, our shareholders approved our 2004 Equity Incentive Plan. A total of 600,000 shares of our common stock are issuable under the 2004 Plan.

Item 9.01      Financial Statements and Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number        Description
-------       -----------
 10.1         2004 Equity Incentive Plan.*


---------
  *           Incorporated by Reference.  See Exhibit Index


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 10, 2004

                                    AFP Imaging Corporation



                                    By:  /s/ Elise Nissen
                                         -------------------------------------
                                         Elise Nissen, Chief Financial Officer

                             AFP Imaging Corporation
                  Form 8-K (Date of Report: December 10, 2004)

                                  Exhibit Index

  Exhibit
   Number     Description
  --------    -----------
   10.1       2004 Equity Incentive Plan.  (Incorporated by reference to exhibit
              10.1 to the Current report on Form 8-K (Date of Report:  September
              24, 2004), filed with the Securities and Exchange Commission on October 8, 2004.)